EXHIBIT 4


               AGREEMENT RELATING TO JOINT FILING OF SCHEDULE 13D

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13D by amending the Schedule 13D filed by H. Christopher Whittle (including any and all amendments thereto) with respect to the shares of Class A Common Stock, $0.01 par value, of Edison Schools Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto.

Dated:  July 21, 2003


                              By:   H. CHRISTOPHER WHITTLE


                              /s/ H. Christopher Whittle
                              ---------------------------------------------
                              H. Christopher Whittle


                              By:   CHRISTOPHER D. CERF


                              /s/ Christopher D. Cerf
                              ---------------------------------------------
                              Christopher D. Cerf


                              By:   SHAKESPEARE ACQUISITION LLC



                              By:       /s/ H. Christopher Whittle
                                 ------------------------------------------
                                     Name:  H. Christopher Whittle
                                     Title: Chief Executive Officer


                              By:   PETER E. BENNETT


                              /s/ Peter E. Bennett
                              ---------------------------------------------
                              Peter E. Bennett


                              By:   G. MICHAEL STAKIAS


                              /s/ G. Michael Stakias
                              ---------------------------------------------
                              G. Michael Stakias


                              By:   MICHAEL S. LEVINE


                              /s/ Michael S. Levine
                              ---------------------------------------------
                              Michael S. Levine

                              By:   PAUL J. HUSTON


                              /s/ Paul J. Huston
                              ---------------------------------------------
                              Paul J. Huston


                              By:   MICHAEL J. KLUGER


                              /s/ Michael J. Kluger
                              ---------------------------------------------
                              Michael J. Kluger


                              By:   THOMAS G. GREIG, III


                              /s/ Thomas G. Greig, III
                              ---------------------------------------------
                              Thomas G. Greig, III


                              By:   STEPHEN J. FISHER


                              /s/ Stephen J. Fisher
                              ---------------------------------------------
                              Stephen J. Fisher


                              By:   YVONNE V. MARSH


                              /s/ Yvonne V. Marsh
                              ---------------------------------------------
                              Yvonne V. Marsh


                              LIBERTY PARTNERS HOLDINGS 43, L.L.C.

                              By: Liberty Partners, L.P., its Manager

                              By: PEB Associates, Inc., its General Partner

                              By:       /s/ Michael S. Levine
                                 ------------------------------------------
                                     Name:  Michael S. Levine
                                     Title: Vice President

                              LIBERTY PARTNERS, L.P.

                              By: PEB Associates, Inc.



                              By:       /s/ Michael S. Levine
                                 ------------------------------------------
                                     Name:  Michael S. Levine
                                     Title: Vice President


                              PEB ASSOCIATES, INC.



                              By:       /s/ Michael S. Levine
                                 ------------------------------------------
                                     Name:  Michael S. Levine
                                     Title: Vice President


                              LIBERTY INVESTMENT PARTNERS 43



                              By:       /s/ Michael S. Levine
                                 ------------------------------------------
                                     Name:  Michael S. Levine
                                     Title: General Partner